UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2026

OptimizeRx Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-38543	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Charles Street, Suite 302, Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248-651-6568

                           Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	OPRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2026, at the OptimizeRx Corporation (the “Company”) 2026 Annual Meeting of Shareholders (“Annual Meeting”), shareholders approved an amendment (the “Amendment No. 2”) to the OptimizeRx Corporation 2021 Equity Incentive Plan (the “Equity Plan”) to increase the number of shares of common stock (“Common Stock”) available for awards under the Equity Plan by 1,000,000 shares to 5,450,000 shares. A summary of the material terms of the 2021 Plan is incorporated herein by reference from pages 46-54 of the Company’s proxy statement for the Annual Meeting, as filed with the SEC on April 30, 2026 (the “Proxy Statement”). The Amendment No. 2 is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

During the Annual Meeting, on June 9, 2026, shareholders were asked to consider and vote upon five proposals: (1) to elect seven directors, each to serve for a term that expires at the next annual meeting of shareholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal; (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers; (3) to approve an amendment to the Equity Plan to increase the aggregate number of shares of Common Stock available for awards under the Equity Plan by 1,000,000 shares; (4) to approve an amendment to the Equity Plan to adopt an evergreen provision providing for an automatic annual increase in the shares of Common Stock available for issuance under the Equity Plan; and (5) to ratify Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

On the record date of April 10, 2026, there were 18,765,075 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. For each proposal, the results of the shareholder voting were as follows:

1.	The following nominees were each elected to serve as director for a term that expires at the next annual meeting of shareholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Lynn O’Connor Vos	8,327,850	4,325,946	3,138,456
Catherine Klema	9,079,088	3,574,708	3,138,456
James Lang	10,329,173	2,324,623	3,138,456
Patrick Spangler	8,092,151	4,561,645	3,138,456
Mariyamma Varghese Presti	11,766,568	887,228	3,138,456
Gregory Wasson	10,324,948	2,328,848	3,138,456
Stephen Silvestro	12,160,558	493,238	3,138,456

2.	The compensation of the Company’s named executive officers, as described in the proxy statement, was approved on an advisory basis based upon the following votes:

Votes in Favor	Votes Against	Abstain	Broker Non-Votes
11,660,549	895,095	98,152	3,138,456

3.	The amendment to the Equity Plan to increase the aggregate number of shares of Common Stock available for awards under the Equity Plan by 1,000,000 shares was approved based upon the following votes:

Votes in Favor	Votes Against	Abstain	Broker Non-Votes
11,541,123	1,096,197	16,476	3,138,456

4.	The amendment to the Equity Plan to adopt an evergreen provision providing for an automatic annual increase in the shares of Common Stock available for issuance under the Equity Plan was not approved based upon the following votes:

Votes in Favor	Votes Against	Abstain	Broker Non-Votes
5,627,324	7,001,699	24,773	3,138,456

5.	Grant Thornton LLP was ratified as the Company’s independent registered public accounting firm for the 2026 fiscal year based upon the following votes:

Votes in Favor	Votes Against	Abstain
15,750,329	27,585	14,338

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 2 to the OptimizeRx 2021 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMIZERX CORPORATION

Date: June 12, 2026	By:	/s/ Marion Odence-Ford
		Name:	Marion Odence-Ford
		Title:	Chief Legal & Administrative Officer

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